Exhibit 99.1

NEWS RELEASE

Broadcom Business Press Contact Bill Blanning Vice President, Public Relations 949-926-5555 blanning@broadcom.com	Broadcom Financial Analyst Contact T. Peter Andrew Sr. Director, Investor Relations 949-926-5663 pandrew@broadcom.com

Broadcom Reports First Quarter 2005 Results

Conference Call to be Webcast Today at 1:45 p.m. Pacific Time

IRVINE, Calif. – April 21, 2005 – Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its first fiscal quarter ended March 31, 2005.

Net revenue for the first quarter of 2005 was $550.3 million, an increase of 2.0% from the $539.4 million reported for the fourth quarter of 2004 and a decrease of 4.0% from the $573.4 million reported for the first quarter of 2004. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the first quarter of 2005 was $69.2 million, or $.19 per share (diluted), compared with GAAP net income of $71.1 million, or $.20 per share (diluted), for the fourth quarter of 2004, and GAAP net income of $39.9 million, or $.12 per share (diluted), for the first quarter of 2004.

Broadcom reports net income and basic and diluted net income per share in accordance with GAAP and additionally on a non-GAAP basis, referred to as pro forma, which excludes certain charges related to acquisitions, stock-based compensation, employer payroll tax expense on certain stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects.

Pro forma net income for the first quarter of 2005, computed with the described exclusions from GAAP reporting, was $81.6 million, or $.23 per share (diluted). This compares with pro forma net income of $80.7 million, or $.23 per share (diluted), for the fourth quarter of 2004, and pro forma net income of $98.8 million, or $.29 per share (diluted), for the first quarter of 2004.

-more-

Broadcom Reports First Quarter 2005 Results

Broadcom believes pro forma reporting provides meaningful insight into the company’s ongoing economic performance and therefore uses pro forma reporting internally to assist in evaluating and managing the company’s operations. Broadcom has chosen to provide this supplemental information to investors to enable them to perform additional comparisons of operating results and to illustrate the results of ongoing operations. A reconciliation of GAAP net income to pro forma net income for the three months ended March 31, 2005 and 2004 appears in the financial statements portion of this release.

“We were pleased with our progress in the first quarter as revenue increased over the fourth quarter of 2004 and the company again generated strong cash flow from operations, leading to record levels of cash and marketable securities,” said Scott McGregor, Broadcom’s President and Chief Executive Officer. “Our first quarter results highlight Broadcom’s ability to profitably grow even in the midst of the challenging sales environment we have been facing recently. Looking forward, we are experiencing a strengthening in customer orders, leading us to believe that many of the customer inventory issues that affected our fourth and first quarter results are now behind us.”

Selected Highlights of the Quarter

     Following are some of the key customer, product and technology highlights from Broadcom’s first quarter:

•	Broadcom successfully expanded its presence within the three largest segments of the Bluetooth® market – cellular phones, PCs and peripherals, and wireless headsets.

•	Illustrating its unique ability to integrate wired, wireless and security support within a single enterprise class Ethernet switch, Broadcom introduced its new StrataXGS III™ switch architecture.

•	To help accelerate the transition of enterprise-class RAID technology to high volume servers and workstation platforms, Broadcom brought to market the industry’s first SAS/SATA RAID-on-Chip (ROC).

•	Broadcom introduced a number of new products and reference designs for cable, satellite and IP set-top box applications, providing set-top box manufacturers and service providers with next generation codecs as well as increased functionality and integration.

-more-

Broadcom Reports First Quarter 2005 Results

A more comprehensive review of highlights from the quarter may be found on the Investors section of Broadcom’s website at www.broadcom.com/investors.

“We continue to invest aggressively in a number of growth initiatives in both new and existing end markets with the goal of enabling our end customers to continue to bring innovative and unique features and products to market,” said Mr. McGregor. “Our ability to hire, inspire and develop the very best people in the industry worldwide, combined with our proven ability to execute, gives Broadcom the confidence to continue to invest aggressively to capitalize on the opportunities ahead.”

As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its first quarter 2005 financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial or other statistical information required by SEC Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 5:00 p.m. Pacific Time on Thursday, May 5, 2005.

About Broadcom
Broadcom Corporation is a global leader in wired and wireless broadband communications semiconductors. Our products enable the convergence of high-speed data, high definition video, voice and audio at home, in the office and on the go. Broadcom provides manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices with the industry’s broadest portfolio of state-of-the-art system-on-a-chip and software solutions. These solutions support our core mission: Connecting everything®.

Broadcom is one of the world’s largest fabless semiconductor companies, with annual revenue of more than $2 billion. The company is headquartered in Irvine, Calif., with offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at 1-949-450-8700 or at www.broadcom.com.

-more-

Broadcom Reports First Quarter 2005 Results

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

All statements included or incorporated by reference in this release and in the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Our future reported results will be affected by the implementation of new accounting rules related to the expensing of stock options, commencing in 2006. Other important factors that may affect Broadcom’s business, results of operations and financial condition include, but are not limited to, general economic and political conditions and specific conditions in the markets we address, including the continuing volatility in the technology sector and semiconductor industry, trends in the broadband communications markets in various geographic regions, and possible disruption in commercial activities related to terrorist activity or armed conflict; our ability to scale operations in response to changes in demand for our products and services; our dependence on a few significant customers for a substantial portion of our revenue; our ability to develop new sources of revenue to replace lost revenue from our declining Intel processor-based server chipset business; a possible adverse outcome in or the settlement of our pending securities litigation or other actual or threatened litigation; intellectual property disputes and customer indemnification claims and other types of litigation risk; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; the gain or loss of a key customer, design win or order; competitive pressures and other factors such as the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; the rate at which our present and future customers and end-users adopt Broadcom’s technologies and products in our target markets; delays in the adoption and acceptance of industry standards in those markets; our ability to timely and accurately predict market requirements and evolving industry standards and to identify opportunities in new markets; our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a cost-effective and timely manner; the timing of customer-industry qualification and certification of our products and the risks of non-qualification or non-certification; changes in our product or customer mix; the volume of our product sales and pricing concessions on volume sales; the availability and pricing of third party semiconductor foundry and assembly capacity and raw materials; fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; the risks of producing products with new suppliers and at new fabrication and assembly facilities; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; the quality of our products and any remediation costs; the effectiveness of our expense and product cost control and reduction efforts; the risks and uncertainties associated with our international

-more-

Broadcom Reports First Quarter 2005 Results

operations, particularly in light of recent events; the effects of natural disasters, public health emergencies, international conflicts and other events beyond our control; the level of orders received that can be shipped in a fiscal quarter; and other factors.

Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Broadcom®, the pulse logo, Connecting everything® the Connecting everything logo and StrataXGS III™ are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Bluetooth® is a trademark of the Bluetooth SIG. Any other trademarks or trade names mentioned are the property of their respective owners.

-more-

Broadcom Reports First Quarter 2005 Results

BROADCOM CORPORATION
Unaudited GAAP Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended
	March 31,
	2005	2004
Net revenue	$550,345	$573,406
Cost of revenue(1)	265,748	282,810
Cost of revenue – stock-based compensation	368	671

Gross profit	284,229	289,925
Operating expense:
Research and development(1)	138,845	118,949
Research and development – stock-based compensation	7,025	24,056
Selling, general and administrative(1)	54,496	52,095
Selling, general and administrative – stock-based compensation	3,901	3,701
Amortization of purchased intangible assets	912	—
In-process research and development	6,652	2,260
Settlement costs	—	19,000
Impairment of intangible assets	—	18,000

Income from operations	72,398	51,864
Interest income, net	7,958	1,903
Other income (expense), net	98	(992)

Income before income taxes	80,454	52,775
Provision for income taxes	11,272	12,911

Net income	$69,182	$39,864

Net income per share (basic)	$.21	$.13

Net income per share (diluted)	$.19	$.12

Weighted average shares (basic)	331,470	309,019

Weighted average shares (diluted)	358,092	342,598

(1)	Excludes stock-based compensation, which is presented separately by respective expense category.

-more-

Broadcom Reports First Quarter 2005 Results

BROADCOM CORPORATION
Unaudited Reconciliation of Pro Forma Non-GAAP Adjustments
(In thousands)

The following represents reconciliation (unaudited) of GAAP net income to pro forma non-GAAP net income.

	Three Months Ended
	March 31,
	2005	2004
GAAP net income	$69,182	$39,864
Acquisition-related and other special charges (gains):
Stock-based compensation	11,294	28,428
Amortization of purchased intangible assets:
Cost of revenue	2,290	2,092
Other operating expense	912	—
Employer payroll tax on certain stock option exercises:
Cost of revenue	23	62
Research and development	223	821
Selling, general and administrative	166	323
In-process research and development	6,652	2,260
Settlement costs	—	19,000
Impairment of intangible assets	—	18,000
Non-operating gains	(25)	(322)
Income tax effects	(9,126)	(11,778)

Pro forma non-GAAP net income	$81,591	$98,750

Pro Forma Non-GAAP Adjustments

The above pro forma non-GAAP adjustments are based upon our unaudited consolidated statements of operations for the periods shown. These adjustments are not in accordance with, or an alternative for, U.S. Generally Accepted Accounting Principles (GAAP). However, Broadcom believes pro forma non-GAAP reporting provides meaningful insight into the company’s ongoing economic performance and therefore uses pro forma non-GAAP reporting internally to assist in evaluating and managing the company’s operations. Broadcom has chosen to provide this supplemental information to investors to enable them to perform additional comparisons of operating results and to illustrate the results of ongoing operations.

-more-

Broadcom Reports First Quarter 2005 Results

BROADCOM CORPORATION
Unaudited Pro Forma Non-GAAP Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended
	March 31,
	2005	2004
Net revenue	$550,345	$573,406
Cost of revenue	263,435	280,656

Gross profit	286,910	292,750
Operating expense:
Research and development	138,622	118,128
Selling, general and administrative	54,330	51,772

Income from operations	93,958	122,850
Interest income, net	7,958	1,903
Other income (expense), net	73	(1,314)

Income before income taxes	101,989	123,439
Provision for income taxes	20,398	24,689

Pro forma non-GAAP net income	$81,591	$98,750

Pro forma non-GAAP net income per share (basic)	$.25	$.32

Pro forma non-GAAP net income per share (diluted)	$.23	$.29

Weighted average shares (basic)	331,470	309,019

Weighted average shares (diluted)	358,092	342,598

Pro Forma Non-GAAP Only

The above pro forma non-GAAP statements are based upon our unaudited consolidated statements of operations for the periods shown, with certain adjustments. This presentation is not in accordance with, or an alternative for, U.S. Generally Accepted Accounting Principles (GAAP) and may not be consistent with the presentation used by other companies. However, Broadcom believes pro forma non-GAAP reporting provides meaningful insight into the company’s ongoing economic performance and therefore uses pro forma non-GAAP reporting internally to assist in evaluating and managing the company’s operations. Broadcom has chosen to provide this supplemental information to investors to enable them to perform additional comparisons of operating results and to illustrate the results of ongoing operations.

-more-

Broadcom Reports First Quarter 2005 Results

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Balance Sheets
(In thousands)

	March 31,	December 31,
	2005	2004
ASSETS
Current assets:
Cash and cash equivalents	$974,915	$858,592
Short-term marketable securities	310,123	324,041
Accounts receivable, net	208,096	205,135
Inventory	108,951	128,294
Prepaid expenses and other current assets	68,132	68,380

Total current assets	1,670,217	1,584,442
Property and equipment, net	101,219	107,160
Long-term marketable securities	135,208	92,918
Goodwill	1,083,563	1,062,188
Purchased intangible assets, net	19,244	17,074
Other assets	20,035	22,057

Total assets	$3,029,486	$2,885,839

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$198,463	$171,248
Wages and related benefits	58,892	42,697
Deferred revenue	4,703	3,648
Accrued liabilities	264,958	279,507

Total current liabilities	527,016	497,100
Long-term liabilities	19,511	22,753
Commitments and contingencies
Shareholders’ equity	2,482,959	2,365,986

Total liabilities and shareholders’ equity	$3,029,486	$2,885,839

###